SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	September 12, 2003

FOOTSTAR, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11681	22-3439443
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Crosfield Avenue, West Nyack, New York	10994
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(845) 727-6500

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events and Regulation FD disclosure

        On January 15, 2004, Footstar, Inc. (the “Company”) appointed Dale W. Hilpert, as Chairman, President and Chief Executive Officer of the Company. In connection with such appointment, the Company and Mr. Hilpert entered into an employment agreement which is included as Exhibit 99.1 hereto.

        Also on January 15, 2004, Mr. Neele E. Stearns, Jr. was appointed Vice Chairman of the Board. The employment agreement entered into between Mr. Stearns and the Company with respect to his hiring on September 12, 2003, as Chairman and Chief Executive Officer on an interim basis, and the subsequent November 26, 2003 and January 16, 2004 amendments to the employment agreement is included as Exhibit 99.2.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Exhibit

99.1	Employment Agreement between Footstar, Inc. and Dale W. Hilpert dated January 15, 2004.

99.2	Employment Agreement between Footstar, Inc. and Neele E. Stearns, Jr. dated September 12, 2003 and as amended on November 26, 2003 and January 16, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 18, 2004	FOOTSTAR, INC. By: MAUREEN RICHARDS —————————————— Name: Maureen Richards Title: Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Employment Agreement between Footstar, Inc. and Dale W. Hilpert dated January 15, 2004.

99.2	Employment Agreement between Footstar, Inc. and Neele E. Stearns, Jr. dated September 12, 2003 and as amended on November 26, 2003 and January 16, 2004.